Exhibit 32.2
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                              CERTIFICATION OF THE
                          JOINT CHIEF EXECUTIVE OFFICER
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of Trident Rowan Group, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Emanuel Arbib, Joint Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Emanuel M. Arbib
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                                          Emanuel M. Arbib
                                          Joint Chief Executive Officer
                                          May 25, 2004